Exhibit 99.1

N E W S R E L E A S E

Contacts:	Media	Investors
	Marcela Manjarrez-Hawn	Edmund E. Kroll, Jr.
	(314) 445-0790	(212) 759-0382
	mediainquiries@centene.com	investors@centene.com

FOR IMMEDIATE RELEASE

Centene Corporation Announces Offering of Senior Notes

ST. LOUIS (February 5, 2020) — Centene Corporation (NYSE: CNC) (“Centene” or the “Company”) announced today that it has commenced an offering to sell $2,000,000,000 of senior notes due 2030 (the “Notes”), subject to market and other conditions.

Centene intends to use the net proceeds from the offering of the Notes, together with available cash on hand, to complete a redemption of all of its outstanding 4.75% Senior Notes due 2022 (the “2022 Notes Redemption”) and all of its outstanding 6.125% Senior Notes due 2024 (the “2024 Notes Redemption”), including all premiums, accrued interest and costs and expenses related to the 2022 Notes Redemption and the 2024 Notes Redemption. Pending the application of the net proceeds of the offering for the foregoing purposes, net proceeds may temporarily be used for general corporate purposes.

The Notes will be offered to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-United States persons outside the United States in compliance with Regulation S under the Securities Act. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of the securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration, qualification or exemption under the securities laws of any such state or other jurisdiction.

About Centene Corporation

Centene Corporation, a Fortune 100 company, is a leading multi-national healthcare enterprise that is committed to helping people live healthier lives. The Company takes a local approach – with local brands and local teams - to provide fully integrated, high-quality, and cost-effective services to government-sponsored and commercial healthcare programs, focusing on under-insured and uninsured individuals. Centene offers affordable and high-quality products to nearly 1 in 15 Americans across all 50 U.S. states, including Medicaid and Medicare members (including Medicare Prescription Drug Plans) as well as individuals and families served by the Health Insurance Marketplace, the TRICARE program, and individuals in correctional facilities. The Company also serves several international markets, and contracts with other healthcare and commercial organizations to provide a variety of specialty services focused on treating the whole person. Centene focuses on long-term growth and the development of its people, systems and capabilities so that it can better serve its members, providers, local communities, and government partners.

Cautionary Statements on Forward-Looking Statements of Centene Corporation

All statements, other than statements of current or historical fact, contained in this communication are forward-looking statements. Without limiting the foregoing, forward-looking statements often use words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “seek,” “target,” “goal,” “may,” “will,” “would,” “could,” “should,” “can,” “continue” and other similar words or expressions (and the negative thereof). In particular, these statements include, without limitation, statements about Centene’s intended use of proceeds from this offering, including in connection with the 2022 Notes Redemption and the 2024 Notes Redemption, future operating or financial performance, market opportunity, growth strategy, competition, expected activities in completed and future acquisitions, including statements about the impact of Centene’s recently completed acquisition (the “WellCare Acquisition”) of WellCare Health Plans, Inc. (“WellCare”), other recent and future acquisitions, investments and the adequacy of Centene’s available cash resources.

These forward-looking statements reflect Centene’s current views with respect to future events and are based on numerous assumptions and assessments made by Centene in light of Centene’s experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors Centene believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive and other factors that may cause Centene’s or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.

All forward-looking statements included in this communication are based on information available to Centene on the date of this communication. Except as may be otherwise required by law, Centene undertakes no obligation to update or revise the forward-looking statements included in this communication, whether as a result of new information, future events or otherwise, after the date of this communication. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables and events, including but not limited to: (i) the uncertainty as to the expected financial performance of the combined company following completion of the WellCare Acquisition; (ii) the possibility that the expected synergies and value creation from the WellCare Acquisition will not be realized, or will not be realized within the expected time period; (iii) the risk that unexpected costs will be incurred in connection with the integration of the WellCare Acquisition or that the integration of WellCare will be more difficult or time consuming than expected; (iv) unexpected costs, charges or expenses resulting from the WellCare Acquisition; (v) the inability to retain key personnel; (vi) disruption from the completion of the WellCare Acquisition, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; (vii) the risk that, following the WellCare Acquisition, the combined company may not be able to effectively manage its expanded operations; (viii) Centene’s ability to accurately predict and effectively manage health benefits and other operating expenses and reserves; (ix) competition; (x) membership and revenue declines or unexpected trends; (xi) changes in healthcare practices, new technologies, and advances in medicine; (xii) increased healthcare costs; (xiii) changes in economic, political or market conditions; (xiv) changes in federal or state laws or regulations, including changes with respect to income tax reform or government healthcare programs as well as changes with respect to the Patient Protection and Affordable Care Act and the Health Care and Education Affordability Reconciliation Act, collectively referred to as the Affordable Care Act (ACA) and any regulations enacted thereunder that may result from changing political conditions or judicial actions, including the ultimate outcome in “Texas v. United States of America” regarding the constitutionality of the ACA; (xv) rate cuts or other payment reductions or delays by governmental payors and other risks and uncertainties affecting Centene’s government businesses; (xvi) Centene’s ability to adequately price products on the Health Insurance Marketplaces and other commercial and Medicare products; (xvii) tax matters; (xviii) disasters or major epidemics; (xix) the outcome of legal and regulatory proceedings; (xx) changes in expected contract start dates; (xxi) provider, state, federal and other contract changes and timing of regulatory approval of contracts; (xxii) the expiration, suspension, or termination of Centene’s contracts with federal or state governments (including but not limited to Medicaid, Medicare, TRICARE or other customers); (xxiii) the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; (xxiv) challenges to Centene’s contract awards; (xxv) cyber-attacks or other privacy or data security incidents; (xxvi) the possibility that the expected synergies and value creation from acquired businesses, including, without limitation, the WellCare Acquisition, will not be realized, or will not be realized within the expected time period; (xxvii) the exertion of management’s time and Centene’s resources, and other expenses incurred and business changes required in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for acquisitions; (xxviii) disruption caused by significant completed and pending acquisitions, including, among others, the WellCare Acquisition, making it more difficult to maintain business and operational relationships; (xxix) the risk that unexpected costs will be incurred in connection with the completion and/or integration of acquisition transactions; (xxx) changes in expected closing dates, estimated purchase price and accretion for acquisitions; (xxxi) the risk that acquired businesses, including WellCare, will not be integrated successfully; (xxxii) restrictions and limitations in connection with Centene’s indebtedness; (xxxiii) Centene’s ability to maintain or achieve improvement in the Centers for Medicare and Medicaid Services (CMS) Star ratings and maintain or achieve improvement in other quality scores in each case that can impact revenue and future growth; (xxxiv) availability of debt and equity financing, on terms that are favorable to Centene; (xxxv) inflation and (xxxvi) foreign currency fluctuations.

This list of important factors is not intended to be exhaustive. Centene discusses certain of these matters more fully, as well as certain other factors that may affect Centene’s business operations, financial condition and results of operations, in Centene’s filings with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Due to these important factors and risks, Centene cannot give assurances with respect to Centene’s future performance, including without limitation Centene’s ability to maintain adequate premium levels or Centene’s ability to control its future medical and selling, general and administrative costs.